Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheets
Ordinary shares, par value (in dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	1,000,300,000	1,000,300,000
Ordinary shares, shares issued	3,287,546	3,273,937
Ordinary shares, shares outstanding	3,246,042	3,273,937